Exhibit 10.22

AMENDMENT TO THE
BPZ ENERGY, INC. (n/k/a BPZ RESOURCES, INC.)
2007 LONG-TERM INCENTIVE COMPENSATION PLAN

WHEREAS, BPZ Resources, Inc. (the “Company”) adopted and maintains the BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan (the “Plan”), effective as of June 4, 2007, to provide an opportunity for its eligible employees and certain independent contractors to earn long term incentive awards in consideration for their services;

WHEREAS, the Company now desires to amend the Plan to reserve additional shares for issuance under the Plan.

NOW THEREFORE, effective as of August 13th, the Plan is hereby amended by replacing Section 7(a) with the following new Section 7(a) that shall read as follows:

“(a)  Maximum Shares.  Subject to adjustment as provided in this Section 7, there is hereby reserved for issuance under the Plan up to 8,000,000 shares of Stock of the Company.”

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IN WITNESS WHEREOF, BPZ Resources, Inc. has caused this Amendment to be executed by its duly authorized representatives on this 13th day of August, 2010.

By:	/s/ Manuel Pablo Zúñiga-Pflücker	By:	/s/ Edward G. Caminos
	Manuel Pablo Zúñiga-Pflücker		Edward G. Caminos
	President and Chief Executive Officer		Chief Financial Officer